Exhibit 99.1
2025 INVESTOR DAY October 8, 2025

2 WARREN KANDERS CEO and Chairman INTRODUCTION COMPANY OVERVIEW AND STRATEGIC UPDATE INTRODUCTION TO CADRE NUCLEAR GROUP DEEP DIVE INTO NUCLEAR SAFETY NUCLEAR PANEL DISCUSSION AUDIENCE Q&A SESSION LUNCH AND PRODUCT DEMONSTRATIONS

3 FORWARD-LOOKING STATEMENTS Please note that in this presentation we may use words such as “appears,” “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” and similar expressions which constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting Cadre Holdings, Inc. and its subsidiaries (collectively, “Cadre,” the “Company,” “we,” “us” and “our”) and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this presentation, include, but are not limited to those risks and uncertainties more fully described from time to time in the Company's public reports filed with the Securities and Exchange Commission, including under the section titled “Risk Factors” in the Company's Annual Report on Form 10- K, and/or Quarterly Reports on Form 10-Q, as well as in the Company’s Current Reports on Form 8-K. All forward-looking statements included in this presentation are based upon information available to the Company as of the date of this presentation and speak only as of the date hereof. We assume no obligation to update any forward- looking statements to reflect events or circumstances after the date of this presentation.

4 BRAD WILLIAMS President BLAINE BROWERS Chief Financial Officer INTRODUCTION COMPANY OVERVIEW AND STRATEGIC UPDATE INTRODUCTION TO CADRE NUCLEAR GROUP DEEP DIVE INTO NUCLEAR SAFETY NUCLEAR PANEL DISCUSSION AUDIENCE Q&A SESSION LUNCH AND PRODUCT DEMONSTRATIONS

5 1964 1996 1999 2007 2012 2017 2018 2019 Safariland Founded Warren Kanders invests in Armor Holdings Armor Holdings acquires Safariland BAE Systems acquires Armor Holdings for $4.1bn* *$4.1 bn equity value, $4.5bn enterprise value Warren Kanders reacquires Safariland from BAE Systems Brad Williams joins Safariland Blaine Browers appointed as CFO Brad Williams appointed president of Safariland Safariland completes 12 M&A transactions 2021 Safariland's holding company Maui Acquisition Corp. changes name to CADRE Holdings and files S-1 for IPO

TRANSFORMING FROM PUBLIC SAFETY TO DIVERSIFIED INDUSTRIAL

Cadre operating model drives continual efficiency gains and margin expansion no matter the end market

Diversified safety focus increases size of total addressable market exponentially

~$2B
Core LE Business Annual SAM[1]

~$5 - 8B
Annual Core SAM + Domestic Nuclear TAM[2]

Diversified Industrial Company
Focused on highly engineered safety products in stable markets with macro tailwinds


POLICE

Core LE



Nuclear Safety

Source:
[1] See Management estimates from 10-K for additional detail. "Existing SAM" is calculated as: EoD Equipment ($245mm) + Safety Holsters ($380mm) + Blast Sensors ($500mm) + Soft Body Armor ($870mm) = ~$2bn.
[2] Oliver Wyman analysis.

6

7 KEY FACTS AND FIGURES 2,600+ Employees 23,000+ First Responders and Federal Agencies that Rely on Cadre’s Products 60+ Years in Business 210+ Design Engineers and Technicians 104+ Countries in which Cadre’s Products are Sold 21 Manufacturing Facilities TOGETHER, WE SAVE LIVES Body Armor Duty Gear EOD Nuclear Safety Owned distribution platform serves as a one-stop shop for first responders Global leader in the manufacturing of highly-engineered safety equipment for professionals PRODUCT DISTRIBUTION % of 2024 Revenue : ~ 80% % of 2024 Revenue : ~ 20% Retail locations across the East Coast WHO IS CADRE?

8 CADRE’S FOUNDATION: THE SAVES CLUB

9 CONSISTENT AND RELIABLE EXECUTION SINCE IPO M&A Momentum ● Completed five accretive acquisitions ● Highly selective key criteria consistently met, focused on strong margins, leading and defensible market positions, recurring revenues and cash flows ● Attractive multiples (5x – 11x) Robust Financial Performance (FY2020 vs. FY2025E) ● Operating model implementation ongoing ● Growing international footprint and expanding TAM ● Increasing customer wallet share ● Delivering new, innovative product launches ● Maintaining market-leading positions ● Building and maintaining robust M&A funnel ● 152% total shareholder return since IPO1 +55% Total Revenue growth net leverage at 6/30 +97% 1.8x Adj. EBITDA growth +740 bps Adj. EBITDA margin expansion Jan 2022 May 2022 Jan 2024 Mar 2024 May 2025 Enhanced Leadership 1 Based on dividend-adjusted share price between IPO and October 6, 2025 Slide includes a non-GAAP financial measure. Definitions and reconciliations to the nearest GAAP measures are available in the Company’s Form 10-Q for the quarter ended June 30, 2025, filed with the Securities and Exchange Commission on August 5, 2025..

10 HISTORICAL REVENUE AND ADJ. EBITDA MARGIN Resilient financial performance through economic, political, geopolitical and other cycles Slide includes a non-GAAP financial measure. Definitions and reconciliations to the nearest GAAP measures are available in the Company’s Form 10-Q for the quarter ended June 30, 2025, filed with the Securities and Exchange Commission on August 5, 2025..

11 Details of award available at SAM.GOV MED-ENG AWARDED $50 MILLION IDIQ WITH DEPT. OF DEFENSE HISTORY Four decades of experience evaluating blast effects on personnel and associated protective equipment Industry expert and market leader in protection from blasts and explosive threats For 20 years, Med-Eng has designed, manufactured, tested and commercialized several generations of wearable blast sensors Working with the United States Department of Defense since 2019 to develop its next generation blast sensor DETAILS OF AWARD ● Award from: Department of Defense ● Blast Exposure Monitoring System (BEMO) ● Indefinite Delivery Indefinite Quantity (IDIQ) ● Total Contract Value: max value $50,000,000 ● Awarded to: Med-Eng ● Contract Award Date: Sep 26, 2025

12 CADRE OPERATING MODEL Our business strategy to attain and sustain exceptional results. The CADRE Operating Model is a behavior-based, leadership-centric, operating “way” that enables us to create greater value for our customers and stakeholders. It guides how we work, innovate, solve problems, improve and engage with each other, customers and communities. CADRE Core Values Leadership Capability & Management CADRE Excellence Maturity Model = Cultural Transformation

13 EXCELLENCE MATURITY MODEL The CADRE Excellence Maturity is the leadership operating model supported by lean tools, variability reduction tools and Kaizen methodology. It starts with leadership behaviors and the engagement of every person within the organization in pursuit of the idea of “better every day”.

14 Refresh cycles on vast majority of Cadre product lines – due to stringent safety standards, customary warranty provisions, and modernization Refresh rates for body armor (5-10 yrs), EOD equipment (7-10 yrs), and duty gear (4-7 yrs) Catalysts drive steady, recurring demand U.S. bipartisan commitment to public safety Police protection expenditures have continued to trend upward even during previous financial and industrial recessions European defense budgets set to increase Resilient and growing spend worldwide Governments face increasingly complex safety challenges Significant increase in active shooter incidents Geopolitical tensions/conflict and civil unrest not abating Rising safety threats globally INDUSTRY TAILWINDS SUPPORT SUSTAINABLE GROWTH

15 Revenue Adj. EBITDA Gross Margin Key Product Categories $568 million $105 million 18.5% Margin Duty gear, EOD, body armor, nuclear safety 3–5% organic growth, supplemented by $100M in annual M&A Mid-20s% Adj. EBITDA margin 45-50% Gross Margins Multiple new verticals with highly engineered safety products in niche markets FY2024 Aspiration Margin Levers Pricing Growth Efficiency Initiatives Innovation 41.1% LONG-TERM VISION Slide includes a non-GAAP financial measure. Definitions and reconciliations to the nearest GAAP measures are available in the Company’s Form 10-Q for the quarter ended June 30, 2025, filed with the Securities and Exchange Commission on August 5, 2025..

16 ERIC GASVODA VP and General Manager, Cadre Nuclear Group INTRODUCTION COMPANY OVERVIEW AND STRATEGIC UPDATE INTRODUCTION TO CADRE NUCLEAR GROUP DEEP DIVE INTO NUCLEAR SAFETY NUCLEAR PANEL DISCUSSION AUDIENCE Q&A SESSION LUNCH AND PRODUCT DEMONSTRATIONS

17 KEY FACTS AND FIGURES 400+ Employees 400+ Combined Years in Business 75+ Design Engineers and Technicians 20+ Countries in which Cadre’s Products are Sold 8 Manufacturing Facilities April 2025: Acquisition of Carr’s Engineering Division ● Set of leading, niche global brands that deepened exposure to nuclear market ● Strengthened relationships with key international customers and provided entry point to new sub-verticals, including commercial nuclear and nuclear medicine ● £51 million in revenue for FY 2024 (ended August 31, 2024) Diversified Nuclear Suite with Growth Potential ● Collection of leading brands with global scale spanning the nuclear value chain ● Complementary portfolio addressing critical nuclear assets for waste management, defense, decommissioning and medical fields ● Service multiple product categories for each customer; well-positioned to drive complementary growth ● Robust M&A funnel to support expanded TAM WHAT IS CADRE NUCLEAR GROUP? March 2024: Acquisition of Alpha Safety ● Highly-visible, recurring revenue driven by long-term contracts, commitments and recurring purchases from entrenched customer base ● Leading positions across all key product lines and service offerings ● $44 million in revenue for FY2023

18 MARKET LEADING BRANDS WITH DEFENSIBLE POSITIONS AND GLOBAL SCALE U.K. Germany PRODUCT CATEGORIES ● Ventilation/containment ● Engineered/advanced transportation containers ● Specialty filters ● Radiometric instrumentation ● Robotics systems/manipulators ● Large scale engineering ● Commercial waste management ● Precision machining

19 THE MARKETS THAT WE SERVE Environmental Management Clean up initiatives related to decades of U.S. nuclear material processing and handling National Security Ongoing and expanding national defense initiatives, including weapons modernization programs Nuclear Energy Increasing global demand for sustainable energy sources, including legacy and new nuclear power, as well as advanced and small modular reactors

20 TERRY WICKLAND VP and General Manager, Alpha Safety INTRODUCTION COMPANY OVERVIEW AND STRATEGIC UPDATE INTRODUCTION TO CADRE NUCLEAR GROUP DEEP DIVE INTO NUCLEAR SAFETY NUCLEAR PANEL DISCUSSION AUDIENCE Q&A SESSION LUNCH AND PRODUCT DEMONSTRATIONS

21 ENVIRONMENTAL MANAGEMENT What we do: provide containers, robotics, measurement tools and containment systems that address nuclear clean up Sellafield Site in UK, where decades of cleanup remain KEY GROWTH DRIVERS: Billions committed annually to support mission-critical and mandated initiatives spanning numerous sites from decades of nuclear weapons development and government sponsored nuclear energy research 65+ years to address current liability – including efforts by DOE in U.S., NDA in U.K., and Fukushima cleanup in Japan WIPP shipment expectations creates robust, federal-backed, multi-year demand environment – budget of ~$600M in 2025 versus $350M in 20201 .. 1 Source: Department of Defense

22 ENVIRONMENTAL MANAGEMENT Disposal Transportation Waste Packaging Characterization & Analysis Process/Treatment Retrieval/Sort & Segmentation

23 NATIONAL SECURITY What we do: nuclear containers, radiological safety systems, and bespoke engineered solutions that support nuclear modernization Sellafield Site in the UK – Decades of cleanup remaining KEY GROWTH DRIVERS: Geopolitical uncertainties drive weapons modernization and production ensuring national security of U.S. and allies In response to potential nuclear armed adversaries, U.S. government established mandate to demonstrate capability to produce 80 war-reserve pits per year Multi-decade modernization cycles for warheads, delivery systems, and infrastructure. High compliance & QA standards drive demand for trusted suppliers of containers, ventilation, alarm systems, and remote handling. 2025 U.S. Intelligence Annual Threat Assessment underscores that adversaries continue to work against U.S. interests through proxy conflicts, terrorist activity and seek to undermine U.S. and NATO countries Nuclear TRIAD (land-based intercontinental ballistic missiles, submarine-launched ballistic missiles, and strategic bombers) require maintenance and modernization Weapons Deterrence Program Weapons Modernization Program Warhead Capability Sustainment Program

24 NATIONAL SECURITY Weapons Arsenal Legacy Weapons Stockpile / PU239 Disposition Strategy Surplus Weapons Grade Pu Disposal Shipping Disposed Unsuitable Disassembled Recast New Pit Production Generated TRU Waste Reused

25 NUCLEAR ENERGY What we do: packaging, ventilation, monitoring and outage tooling to address extending today’s nuclear energy fleet, deploying Small Modular Reactors (SMRs), and enabling new fuels (HALEU, TRISO, etc.). KEY GROWTH DRIVERS: Policy support ensures Nuclear firmly positioned in U.S., U.K., EU, and Asian clean-energy strategies — unlike the early 2000s when renewables dominated. Demand inflection as data centers, electrification, and energy security are accelerating demand for reliable 24/7 power. Fuel supply urgency with global focus on trusted allied supply chains after decades of dependence on limited sources. Commercialization shift with move from first-of-a-kind projects toward repeatable SMR fleets and bankable fuel supply. US Electricity Demand Estimated Through 2032 From Data Center, AI, EV and Crypto Currencies TWH vs. Year 1 1 Source: EIA projections

26 GOVERNMENT CLEARING PATH AND PRIVATE INVESTMENT FLOWING IN Constellation Energy and Microsoft have signed a power deal to help resurrect a unit of the Three Mile Island nuclear plant in Pennsylvania in what would be the first-ever restart of its kind. — Reuters (September 2024) Amazon, Google and Meta have joined a call by big, energy-intensive companies for governments and utilities to build more nuclear power in the latest boost to the industry’s revival, each signing a pledge to support the goal of tripling nuclear capacity by 2050. — Financial Times (March 2025) Google partners with Elementl Power on nuclear energy sites as power demand for AI grows — Associated Press (May 2025) Meta has signed a 20-year agreement to buy nuclear power from Constellation Energy, continuing the wave of tech giants teaming up with the industry in order to meet the growing power needs of data centers. – CNBC (June 2025) Centrus Details Plans to Add At Least 300 New Jobs in Southern Ohio With Multi-Billion-Dollar Investment — Centrus Energy (September 2025)

27 NUCLEAR ENERGY Disposal Mining & Milling Conversion Enrichment Fuel Fabrication Fuel Transportation Power Generation Spent Fuel Interim Storage SMR Reprocessing

28 CADRE NUCLEAR GROUP – OUR WHY AND NEAR-TERM ACTION PLAN Immediate Priority: Accelerate Cadre Operating Model Implementation and Exploit Synergies Across Our Businesses Engineering Sales Manufacturing We exist to support the full nuclear lifecycle —from cleaning up the past, to securing the present, to enabling the future. Cleanup: Remediating Cold War and accident legacies (DOE EM, UK NDA, Fukushima). Deterrence: Ensuring national security through pit production, weapons modernization, and nuclear-material stewardship. Energy: Supporting the nuclear renaissance (SMRs, advanced fuels, fleet life extension).

29 MARC ROOD EVP of Strategy and Business Development, Alpha Safety CLAUDIA REICH Managing Director, Wälischmiller JOE DIXON Director of Robotics and Remote Systems, NuVision MICHAEL MOULIN-RAMSDEN Director of Business Development, UK and Continental Europe, Alpha Safety INTRODUCTION COMPANY OVERVIEW AND STRATEGIC UPDATE INTRODUCTION TO CADRE NUCLEAR GROUP DEEP DIVE INTO NUCLEAR SAFETY NUCLEAR PANEL DISCUSSION AUDIENCE Q&A SESSION LUNCH AND PRODUCT DEMONSTRATIONS

30 INTRODUCTION COMPANY OVERVIEW AND STRATEGIC UPDATE INTRODUCTION TO CADRE NUCLEAR GROUP DEEP DIVE INTO NUCLEAR SAFETY NUCLEAR PANEL DISCUSSION AUDIENCE Q&A SESSION LUNCH AND PRODUCT DEMONSTRATIONS